Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Mudrick Capital Management, L.P.
Address of Joint Filer:	527 Madison Avenue, 6th Floor New York, NY 10022
Relationship of Joint Filer to Issuer:	10% Owner; Director
Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]
Date of Earliest Transaction Required to be Reported:	December 16, 2021
Designated Filer:	Mudrick Capital Management, L.P.

Signature:

Mudrick Capital Management, L.P.
By:	Mudrick Capital Management, LLC, its general partner

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Managing Member
December 20, 2021

Exhibit 99.1
Joint Filer Information

Name of Joint Filer:	Jason Mudrick
Address of Joint Filer:	c/o Mudrick Capital Management, L.P. 527 Madison Avenue, 6th Floor New York, NY 10022
Relationship of Joint Filer to Issuer:	Director; 10% Owner
Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]
Date of Earliest Transaction Required to be Reported:	December 16, 2021
Designated Filer:	Mudrick Capital Management, L.P.

Signature:

By:	/s/ Jason Mudrick
Name: Jason Mudrick
December 20, 2021

Exhibit 99.1
Joint Filer Information

Name of Joint Filer:	Mudrick Distressed Opportunity Fund Global, LP
Address of Joint Filer:	527 Madison Avenue, 6th Floor New York, NY 10022
Relationship of Joint Filer to Issuer:	10% Owner; Director
Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]
Date of Earliest Transaction Required to be Reported:	December 16, 2021
Designated Filer:	Mudrick Capital Management, L.P.

Signature:

Mudrick Distressed Opportunity Fund Global, LP
By:	Mudrick GP, LLC

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member
December 20, 2021

Exhibit 99.1
Joint Filer Information

Name of Joint Filer:	Verto Direct Opportunity II LP
Address of Joint Filer:	c/o Mudrick Capital Management, L.P. 527 Madison Avenue, 6th Floor New York, NY 10022
Relationship of Joint Filer to Issuer:	10% Owner; Director
Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]
Date of Earliest Transaction Required to be Reported:	December 16, 2021
Designated Filer:	Mudrick Capital Management, L.P.

Signature:

Verto Direct Opportunity II LP
By:	Verto Direct Opportunity GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member
December 20, 2021